Exhibit 99.1

AMENDMENT NO. 1
TO
CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement, dated as of April 27, 2007 (this “Amendment”), is entered into among ACCELLENT INC., a Maryland corporation (the “Borrower”), ACCELLENT ACQUISITION CORP, a Delaware corporation (“Holdings”), the Lenders signatory hereto and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”), and amends the Credit Agreement dated as of November 22, 2005 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, Holdings, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.              Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended as follows:

(a)           Section 1.1 is hereby amended by adding the following defined terms in alphabetical order:

“‘Amendment No. 1’ means Amendment No. 1 to the Credit Agreement date as of April 27, 2007 among Borrower, Holdings, the Administrative Agent and the Lenders referred to therein.

“‘Amendment No. 1 Effective Date’ shall mean April 27, 2007, the date on which, each of the conditions precedent listed in Section 2 of Amendment No. 1 shall have been (or are or will be substantially concurrently therewith) satisfied.

“‘Amendment No. 1 Trigger Date’ shall mean the date on which Section 9.1 Financials are delivered to the Lenders under Section 9.1 for the fiscal quarter ended December 31, 2007.

(b)           The definition of “Applicable Rate” in Section 1.1 is hereby amended by:  (i) adding the following phrase to the beginning of clause (i) prior to subclause (a) “(A) prior to the Amendment No. 1 Effective Date,”; and (ii) adding the following to the end of such clause (i) prior to the semicolon:

“and (B) on and after the Amendment No. 1 Effective Date, (a) with respect to Term Loans that are ABR Loans, 1.75% and (b) with respect to Term Loans that are Eurodollar Loans, 2.75%; provided that (i) if the Consolidated Net Debt to Consolidated EBITDA Ratio is less than 8.00 to 1.00  but greater than 6.00 to 1.00 as set forth in the Section 9.1 Financials and related officer’s certificate last delivered by the Borrower to the Lenders (as described in the last paragraph of this definition) setting forth the Consolidated Net Debt to Consolidated EBITDA Ratio, the Applicable Rate (a) with respect to Term Loans that are ABR Loans shall be 1.50% and (b) with respect to Term Loans that are Eurodollar Loans shall be 2.50% and (ii) if the Consolidated Net Debt to Consolidated EBITDA Ratio is less than or equal to 6.00 to 1.00 as set forth in the Section 9.1 Financials and related officer’s certificate last delivered by the Borrower to the Lenders (as described in the last paragraph of this definition) setting forth the Consolidated Net Debt to Consolidated EBITDA Ratio, the Applicable Rate (a) with respect to Term Loans that are ABR Loans shall be 1.25% and (b) with respect to Term Loans that are Eurodollar Loans shall be 2.25%”.

(c)           The definition of “Applicable Rate” in Section 1.1 is hereby amended by: (i) adding the phrase at the beginning of clause (ii) prior to subclause (a) “(A) prior to the Amendment No. 1 Effective Date,”; and (ii) adding the following to the end of clause (ii)(A) (such reference to clause (ii)(A) being understood to refer to such clause as created by the amendment contemplated by the preceding clause (i) of this paragraph (c)) but prior to the prior to the proviso:

“and (B) on and after the Amendment No. 1 Effective Date, (a) with respect to Revolving Credit Loans and Swingline Loans that are ABR Loans, 1.50% and (b) with respect to Revolving Credit Loans that are Eurodollar Loans, 2.50%”; and

 (iii) deleting the phrase “Initial Financial Statement Delivery Date” in the proviso in such clause (ii) and replacing it with “Amendment No. 1 Trigger Date”.

(d)           The definition of “Applicable Rate” in Section 1.1 is hereby amended by (i) deleting “Greater than 6:00 to 1.00” in the first column of the first pricing level of the pricing grid set forth under clause (iii) of such definition and replacing it with “Less than or equal to 7.0 to 1.0 but greater than 6:00 to 1.00” and (ii) adding the following two pricing levels to the top of such pricing grid (as amended pursuant to the preceding clause (i)):

Consolidated Net Debt to Consolidated EBITDA Ratio	Applicable Rate for Revolving Credit Loans that are ABR Loans and Swingline Loans	Applicable Rate for Revolving Credit Loans that are Eurodollar Loans	Applicable Commitment Fee Rate
Greater than 8.0 to 1.00	1.75%	2.75%	0.50%
Less than or equal to 8.0 to 1.00 but greater than 7.0 to 1.00	1.50%	2.50%	0.50%

(e)           Section 10.9 is hereby amended by deleting the levels set forth in such covenant beginning with the period “April 1, 2007 to June 30, 2007” (it being understood that the levels set forth therein prior to such date will remain unchanged)  and replacing them with the following:

Period	Ratio
April 1, 2007 to June 30, 2007	8.50 to 1.00
July 1, 2007 to September 30, 2007	8.50 to 1.00
October 1, 2007 to December 31, 2007	8.50 to 1.00
January 1, 2008 to March 31, 2008	8.50 to 1.00
April 1, 2008 to June 30, 2008	8.50 to 1.00
July 1, 2008 to September 30, 2008	8.50 to 1.00
October 1, 2008 to December 31, 2008	8.00 to 1.00
January 1, 2009 to March 31, 2009	8.00 to 1.00
April 1, 2009 to June 30, 2009	8.00 to 1.00
July 1, 2009 to September 30, 2009	8.00 to 1.00
October 1, 2009 to December 31, 2009	7.00 to 1.00
January 1, 2010 to March 31, 2010	7.00 to 1.00
April 1, 2010 to June 30, 2010	7.00 to 1.00
July 1, 2010 to September 30, 2010	7.00 to 1.00
October 1, 2010 to December 31, 2010	6.00 to 1.00
January 1, 2011 to March 31, 2011	6.00 to 1.00
April 1, 2011 to June 30, 2011	6.00 to 1.00
July 1, 2011 to September 30, 2011	6.00 to 1.00
October 1, 2011 to December 31, 2011	5.00 to 1.00
January 1, 2012 to March 31, 2012	5.00 to 1.00
April 1, 2012 to June 30, 2012	5.00 to 1.00
July 1, 2012 to September 30, 2012	5.00 to 1.00
October 1, 2012 and thereafter	4.50 to 1.00

(f)            Section 10.10 is hereby amended by deleting the levels set forth is such covenant beginning with the period “April 1, 2007 to June 30, 2007” (it being understood that the levels set forth therein prior to such date will remain unchanged) and replacing them with the following:

Period	Ratio
April 1, 2007 to June 30, 2007	1.25 to 1.00
July 1, 2007 to September 30, 2007	1.25 to 1.00
October 1, 2007 to December 31, 2007	1.25 to 1.00
January 1, 2008 to March 31, 2008	1.25 to 1.00
April 1, 2008 to June 30, 2008	1.25 to 1.00
July 1, 2008 to September 30, 2008	1.25 to 1.00
October 1, 2008 to December 31, 2008	1.35 to 1.00
January 1, 2009 to March 31, 2009	1.35 to 1.00
April 1, 2009 to June 30, 2009	1.35 to 1.00
July 1, 2009 to September 30, 2009	1.35 to 1.00
October 1, 2009 to December 31, 2009	1.55 to 1.00
January 1, 2010 to March 31, 2010	1.55 to 1.00
April 1, 2010 to June 30, 2010	1.55 to 1.00
July 1, 2010 to September 30, 2010	1.55 to 1.00
October 1, 2010 to December 31, 2010	1.75 to 1.00
January 1, 2011 to March 31, 2011	1.75 to 1.00
April 1, 2011 to June 30, 2011	1.75 to 1.00
July 1, 2011 to September 30, 2011	1.75 to 1.00
October 1, 2011 to December 31, 2011	2.00 to 1.00
January 1, 2012 to March 31, 2012	2.00 to 1.00
April 1, 2012 to June 30, 2012	2.00 to 1.00
July 1, 2012 to September 30, 2012	2.00 to 1.00
October 1, 2012 and thereafter	2.10 to 1.00

Section 2.              Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied, or waived (in each case the “Amendment No. 1 Effective Date”) by the Administrative Agent:

(a)           Administrative Agent shall have received this Amendment, duly executed by the Borrower, Holdings, the Administrative Agent and the Required Lenders;

(b)           The Administrative Agent shall have received on behalf of each Lender that has executed this Amendment prior to the date hereof, a fee (the “Amendment Fee”) equal to 0.25% of (i) with respect to Terms Loans, the amount of outstanding

Term Loans of such Lender and (ii) with respect to Revolving Credit Commitments, the amount of Revolving Credit Commitment of such Lender.

(c)           The Borrower shall have paid, in each case to the extent invoiced prior to the Amendment No. 1 Effective Date, all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 3.              Representations and Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, each Credit Party hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)           each of Borrower and Holdings has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment; each of Borrower and Holdings has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of Borrower and Holdings, as applicable, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(b)           at the time of the Amendment No. 1 Effective Date (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

Section 4.              Fees and Expenses

The Borrower agrees to pay on demand in accordance with the terms of Section 13.5 of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).  The Borrower agrees to pay the Amended Fee on the Amendment No. 1 Effective Date.

Section 5.              Reference to and Effect on the Credit Documents

(a)           As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to the extent necessary to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b)           Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other provision of any of the Credit Documents or for any purpose except as expressly set forth herein.

(d)           This Amendment is a Credit Document.

Section 6.              Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.              Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.  Any reference to the number of a clause, sub-clause or subsection of any Credit Document immediately followed by a reference in parenthesis to the title of the section of such Credit Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.  If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Credit Document is followed immediately by a reference in parenthesis to the title of a section of any Credit Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 8.              Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 9.              Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 10.            Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11.            Waiver of Jury Trial

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 12.            Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

ACCELLENT INC., as the Borrower

By:	/s/ STEWART A. FISHER
Stewart A. Fisher
Chief Financial Officer, Executive Vice
President, Treasurer, Secretary and Director

GUARANTORS

ACCELLENT ACQUISITION CORP., as Holdings

By:	/s/ STEWART A. FISHER
Stewart A. Fisher
Authorized Signatory

Accellent Inc. Credit Agreement
Amendment No. 1

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By:	/s/ STEPHANIE PARKER
Stephanie Parker
Executive Director